SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

Supplement dated November 5, 1999
to the Prospectus dated July 29, 1999

The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus under:

Risk return table

This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Lehman Brothers Municipal Bond Index (the "Lehman Index"), a broad-based unmanaged index of municipal bonds and the Lipper New Jersey Municipal Fund Average (the "Lipper Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                          Average Annual Total Returns
                     Calendar Years Ended December 31, 1998

Class           1 year 5 years 10 years Since inception Inception date
 A              1.78%   4.75%    7.53%        7.94%         4/22/88
 B              1.01%   4.89%      n/a        6.52%         11/6/92
 L              3.37%     n/a      n/a        8.27%        12/13/94
Lehman Index    6.48%   6.22%     8.22%       8.24%           *
Lipper Average  5.61%   5.24%     7.71%       8.03%           *

* Index comparison begins on April 30, 1988.


FD 01738